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Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
SALES
FOR THE PERIOD ENDED SEPTEMBER 30, 2003
($ in millions)

	2003		2002		Percentage Change
Quarter-to-Date	Amount	% of Total	Amount	% of Total	Including Foreign Exchange	Excluding Foreign Exchange
Pharmaceuticals	$4,389	82.2%	$3,687	81.3%	19%	15%
US Pharmaceuticals	2,714	50.9%	2,261	49.8%	20%	20%
Primary Care	1,774	33.3%	1,344	29.6%	32%	32%
Oncology/Virology/OTN	940	17.6%	917	20.2%	3%	3%
Latin America/Canada	251	4.7%	219	4.8%	15%	14%
Europe and Middle East Medicines	1,102	20.6%	908	20.0%	21%	5%
Asia/Pacific Medicines	262	4.9%	240	5.3%	9%	5%
Nutritionals	514	9.7%	445	9.8%	16%	16%
Other Healthcare	434	8.1%	405	8.9%	7%	3%
ConvaTec	221	4.1%	187	4.1%	18%	10%
Medical Imaging	130	2.4%	118	2.6%	10%	8%
Consumer Medicines	83	1.6%	100	2.2%	-17%	-17%

Total Company	$5,337	100.0%	$4,537	100.0%	18%	14%

	2003		2002		Percentage Change
Year-to-Date	Amount	% of Total	Amount	% of Total	Including Foreign Exchange	Excluding Foreign Exchange
Pharmaceuticals	$12,487	82.7%	$10,809	81.1%	16%	12%
US Pharmaceuticals	7,694	51.0%	6,701	50.3%	15%	15%
Primary Care	4,811	31.9%	4,099	30.8%	17%	17%
Oncology/Virology/OTN	2,883	19.1%	2,602	19.5%	11%	11%
Latin America/Canada	715	4.7%	644	4.8%	11%	19%
Europe and Middle East Medicines	3,159	20.9%	2,614	19.6%	21%	4%
Asia/Pacific Medicines	743	4.9%	659	4.9%	13%	6%
Nutritionals	1,383	9.2%	1,365	10.3%	1%	2%
Other Healthcare	1,230	8.1%	1,151	8.6%	7%	2%
ConvaTec	602	4.0%	539	4.0%	12%	3%
Medical Imaging	378	2.5%	340	2.6%	11%	10%
Consumer Medicines	250	1.6%	272	2.0%	-8%	-10%

Total Company	$15,100	100.0%	$13,325	100.0%	13%	9%

BRISTOL-MYERS SQUIBB COMPANY
SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2003
(DOLLARS IN MILLIONS)

QUARTER-TO-DATE	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Company
Price Increases(Decreases)	1%	4%	2%	2%	—	1%
Foreign Exchange	4%	—	8%	2%	—	4%
Volume	14%	12%	8%	6%	-17%	13%

Total Change	19%	16%	18%	10%	-17%	18%

Total 2003 Period to Date Sales	$4,389	$514	$221	$130	$83	$5,337
Total 2002 Period to Date Sales	$3,687	$445	$187	$118	$100	$4,537
YEAR-TO-DATE	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Company
Price Increases(Decreases)	2%	-1%	1%	5%	—	2%
Foreign Exchange	4%	-1%	9%	1%	2%	4%
Volume	10%	3%	2%	5%	-10%	7%

Total Change	16%	1%	12%	11%	-8%	13%

Total 2003 Period to Date Sales	$12,487	$1,383	$602	$378	$250	$15,100
Total 2002 Period to Date Sales	$10,809	$1,365	$539	$340	$272	$13,325

BRISTOL-MYERS SQUIBB COMPANY
2003 THIRD QUARTER REVIEW
($ in Million)

Corporate Overview—Continuing Operations

Revenues:	2003	% of Total	2002	% of Total	% Var.
Pharmaceuticals	$4,389	82.2%	$3,687	81.3%	19%
Nutritionals	514	9.7%	445	9.8%	16%
Other Healtcare	434	8.1%	405	8.9%	7%
ConvaTec	221	4.1%	187	4.1%	18%
Medical Imaging	130	2.4%	118	2.6%	10%
Consumer Medicines	83	1.6%	100	2.2%	-17%

	5,337	100.0%	4,537	100.0%	18%

Expenses:		% of Sales		% of Sales	% Var.
COGS	1,908	35.8%	1,654	36.5%	15%
SG&A	1,118	20.9%	971	21.3%	15%
Adv. & Promo.	375	7.0%	302	6.6%	24%
R&D	568	10.7%	535	11.8%	6%
Acquired in-process research & development	—	—	7	0.2%	-100%
Provision for restructuring	13	0.2%	(11)	-0.2%	*
Litigation settlement	(4)	-0.1%	569	12.5%	-101%
Asset impairment charge for ImClone	—	—	379	8.4%	-100%
Other (Inc)/Exp	67	1.3%	16	0.4%	*

	4,045	75.8%	4,422	97.5%	-9%

Earnings from Continuing Operations Before Minority Interest and IncomeTaxes	1,292	24.2%	115	2.5%	*
Provision for income taxes	317		(252)
Minority interest, net of taxes	91		28

Earnings from Continuing Operations	$884	16.6%	$339	7.5%	161%

Earnings Per Share—Basic	$0.46		$0.18		156%

Average Shares—Basic	1,937		1,936
Earnings Per Share—Diluted	$0.45		$0.17		165%

Average Shares—Diluted	1,944		1,941

*
in excess of 200%

Selected Products	Worldwide Sales $ in Millions	% Var.	Change in U.S. Rx Demand 3Q03 vs. 3Q02
Pravachol/Pravigard Pac	$787	16%	4%
Plavix	694	57%	28%
Enfamil	209	7%	N/A
Avapro/Avalide	182	48%	14%
Ostomy	133	17%	N/A
Glucophage XR	103	14%	-1%
Sustiva	95	-14%	18%
Glucovance	91	44%	1%
Wound Care	85	21%	N/A
Coumadin	67	-19%	-14%
Zerit	65	-46%	-25%
Videx/Videx EC	57	-15%	4%

Other (Income)/Expense

	2003	2002
Interest Expense	106	104
Interest Income	(73)	(39)
Foreign Exchange	9	(7)
Other—net	25	(42)

	67	16

BRISTOL-MYERS SQUIBB COMPANY
2003 NINE MONTH REVIEW
($ in Millions)

Corporate Overview—Continuing Operations

Revenues:	2003	% of Total	2002	% of Total	% Var.
Pharmaceuticals	$12,487	82.7%	$10,809	81.1%	16%
Nutritionals	1,383	9.2%	1,365	10.3%	1%
Other Healtcare	1,230	8.1%	1,151	8.6%	7%
ConvaTec	602	4.0%	539	4.0%	12%
Medical Imaging	378	2.5%	340	2.6%	11%
Consumer Medicines	250	1.6%	272	2.0%	-8%

	15,100	100.0%	13,325	100.0%	13%

Expenses:		% of Sales		% of Sales	% Var.
COGS	5,389	35.7%	4,622	34.7%	17%
SG&A	3,208	21.1%	2,820	21.2%	14%
Adv. & Promo.	1,157	7.7%	906	6.8%	28%
R&D	1,574	10.4%	1,564	11.7%	1%
Acquired in-process research & development	—	—	167	1.2%	-100%
Gain on sale of businesses	—	—	(30)	-0.2%	-100%
Provision for restructuring	8	0.1%	(10)	—	-180%
Litigation settlement	(66)	-0.4%	659	4.9%	-110%
Asset impairment charge for ImClone	—	—	379	2.8%	-100%
Other (Inc)/Exp, net	298	2.0%	181	1.4%	65%

	11,568	76.6%	11,258	84.5%	3%

Earnings from Continuing Operations Before Minority Interest and Income Taxes	3,532	23.4%	2,067	15.5%	71%
Provision for income taxes	859		290
Minority interest, net of taxes	150		117

Earnings from Continuing Operations	$2,523	16.7%	$1,660	12.5%	52%

Earnings Per Share—Basic	$1.30		$0.86		51%

Average Shares—Basic	1,936		1,936
Earnings Per Share—Diluted	$1.30		$0.85		53%

Average Shares—Diluted	1,942		1,943

*
in excess of 200%

Selected Products	Worldwide Sales $ in Millions	% Var.	Change in U.S. Rx Demand YTD 03 vs. YTD 02
Pravachol/Pravigard Pac	$2,098	26%	2%
Plavix	1,659	25%	29%
Avapro/Avalide	527	28%	14%
Enfamil	520	-9%	N/A
Sustiva	405	16%	19%
Ostomy	369	11%	N/A
Glucovance	315	84%	5%
Glucophage XR	306	23%	2%
Zerit	278	-19%	-23%
Coumadin	249	5%	-14%
Wound Care	225	13%	N/A
Videx/Videx EC	199	1%	3%

Other (Income)/Expense

	2003	2002
Interest Expense	350	304
Interest Income	(190)	(80)
Foreign Exchange	13	4
Other—net	125	(47)

	298	181

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2003	2002	% growth	2003	2002	% growth	2003	2002	% growth
Total Company	$5,337	$4,537	18%	$2,038	$1,699	20%	$3,299	$2,838	16%

PHARMACEUTICALS	4,389	3,687	19%	1,638	1,399	17%	2,751	2,288	20%
Cardiovasculars	1,936	1,531	26%	656	519	26%	1,280	1,012	26%
Pravachol/Pravigard Pac	787	677	16%	328	254	29%	459	423	9%
Plavix	694	442	57%	104	60	73%	590	382	54%
Avapro/ Avalide	182	123	48%	73	55	33%	109	68	60%
Monopril	120	118	2%	61	58	5%	59	60	-2%
Coumadin	67	83	-19%	7	6	17%	60	77	-22%
Capoten/Captopril	49	50	-2%	49	50	-2%	—	—	—
Anti-Cancer	1,121	1,003	12%	309	262	18%	812	741	10%
Oncology Therapeutics Network	574	495	16%	—	—	—	574	495	16%
Paraplatin	245	243	1%	34	32	6%	211	211	—
TAXOL	238	195	22%	229	187	22%	9	8	13%
Anti-Infectives	531	581	-9%	355	335	6%	176	246	-28%
Sustiva	95	110	-14%	52	40	30%	43	70	-39%
Zerit	65	120	-46%	41	50	-18%	24	70	-66%
Cefzil	38	51	-25%	19	16	19%	19	35	-46%
Videx/ Videx EC	57	67	-15%	40	35	14%	17	32	-47%
Tequin	45	40	13%	11	6	83%	34	34	—
Maxipime	46	41	12%	46	41	12%	—	—	—
Reyataz	39	—	—	2	—	—	37	—	—
Central Nervous System	69	89	-22%	40	42	-5%	29	47	-38%
Serzone	32	48	-33%	1	4	-75%	31	44	-30%
Sinemet	20	29	-31%	21	20	5%	(1)	9	-111%
BuSpar	—	10	-100%	7	7	—	(7)	3	***
Other Pharmaceuticals
Glucophage Franchise	236	190	24%	4	4	—	232	186	25%
Glucophage XR	103	90	14%	—	—	—	103	90	14%
Glucovance	91	63	44%	—	1	-100%	91	62	47%
Glucophage	36	37	-3%	3	3	—	33	34	-3%
Metaglip	6	—	—	1	—	—	5	—	—
Abilify**	101	—	—	1	—	—	100	—	—
NUTRITIONALS	514	445	16%	236	215	10%	278	230	21%
Infant Formulas	333	290	15%	107	96	11%	226	194	16%
Enfamil	209	196	7%	59	56	5%	150	140	7%
Other Nutritional Products
Toddler/Children's Nutritionals	109	98	11%	109	98	11%	—	—	—
Adult Consumer Nutritionals	40	31	29%	10	10	—	30	21	43%
OTHER HEALTHCARE	434	405	7%	195	168	16%	239	237	1%
CONVATEC PRODUCTS	221	187	18%	148	123	20%	73	64	14%
Ostomy	133	114	17%	89	78	14%	44	36	22%
Wound Care Products	85	70	21%	57	44	30%	28	26	8%
MEDICAL IMAGING	130	118	10%	23	17	35%	107	101	6%
Cardiolite	83	75	11%	11	7	57%	72	68	6%
CONSUMER MEDICINES	83	100	-17%	24	28	-14%	59	72	-18%

*
This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**
Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***
In excess of 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2003	2002	% growth	2003	2002	% growth	2003	2002	% growth
Total Company	$15,100	$13,325	13%	$5,799	$4,891	19%	$9,301	$8,434	10%
PHARMACEUTICALS	12,487	10,809	16%	4,700	4,007	17%	7,787	6,802	14%
Cardiovasculars	5,133	4,262	20%	1,807	1,468	23%	3,326	2,794	19%
Pravachol/Pravigard Pac	2,098	1,667	26%	900	694	30%	1,198	973	23%
Plavix	1,659	1,328	25%	262	173	51%	1,397	1,155	21%
Avapro/ Avalide	527	413	28%	204	145	41%	323	268	21%
Monopril	352	341	3%	179	172	4%	173	169	2%
Coumadin	249	238	5%	18	19	-5%	231	219	5%
Capoten/Captopril	147	157	-6%	147	156	-6%	—	1	-100%
Anti-Cancer	3,243	2,808	15%	869	732	19%	2,374	2,076	14%
Oncology Therapeutics Network	1,652	1,368	21%	—	—	—	1,652	1,368	21%
Paraplatin	701	576	22%	95	83	14%	606	493	23%
TAXOL	695	643	8%	644	519	24%	51	124	-59%
Anti-Infectives	1,856	1,762	5%	1,072	975	10%	784	787	—
Sustiva	405	348	16%	153	118	30%	252	230	10%
Zerit	278	342	-19%	138	150	-8%	140	192	-27%
Cefzil	210	182	15%	65	55	18%	145	127	14%
Videx/ Videx EC	199	198	1%	117	103	14%	82	95	-14%
Tequin	143	140	2%	28	18	56%	115	122	-6%
Maxipime	133	117	14%	133	117	14%	—	—	—
Reyataz	39	—	—	2	—	—	37	—	—
Central Nervous System	254	349	-27%	122	123	-1%	132	226	-42%
Serzone	102	185	-45%	6	15	-60%	96	170	-44%
Sinemet	74	75	-1%	61	57	7%	13	18	-28%
BuSpar	25	48	-48%	22	21	5%	3	27	-89%
Other Pharmaceuticals
Glucophage Franchise	723	602	20%	13	13	—	710	589	21%
Glucovance	315	171	84%	3	2	50%	312	169	85%
Glucophage XR	306	248	23%	1	1	—	305	247	23%
Glucophage	99	183	-46%	8	10	-20%	91	173	-47%
Metaglip	3	—	—	1	—	—	2	—	—
Abilify**	203	—	—	2	—	—	201	—	—
NUTRITIONALS	1,383	1,365	1%	695	639	9%	688	726	-5%
Infant Formulas	864	890	-3%	317	294	8%	547	596	-8%
Enfamil	520	571	-9%	174	171	2%	346	400	-14%
Other Nutritional Products
Toddler/Children's Nutritionals	313	280	12%	313	280	12%	—	—	—
Adult Consumer Nutritionals	110	99	11%	32	29	10%	78	70	11%
OTHER HEALTHCARE	1,230	1,151	7%	550	482	14%	680	669	2%
CONVATEC PRODUCTS	602	539	12%	406	347	17%	196	192	2%
Ostomy	369	333	11%	251	219	15%	118	114	4%
Wound Care Products	225	199	13%	150	125	20%	75	74	1%
MEDICAL IMAGING	378	340	11%	59	52	13%	319	288	11%
Cardiolite	244	217	12%	30	24	25%	214	193	11%
CONSUMER MEDICINES	250	272	-8%	85	83	2%	165	189	-13%

*
This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**
Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES
EXCLUDING NON-COMPARABLE ITEMS

	2002
	Q1	Q2	Q3	Q4	TOTAL YEAR
Reported Earnings Before Minority Interest and Income Taxes	$1,228	$724	$115	$580	$2,647
Non-comparable items:
Acquired in-process research and development	160	—	7	2	169
Provision for restructuring/other	89	4	541	93	727
Asset impairment charge	—	—	379	—	379
Gain on sale of businesses/product lines	(30)	—	—	—	(30)
Tax issues	—	—	—	—	—

Earnings Before Minority Interest and Income Taxes excluding non-comparable items	$1,447	$728	$1,042	$675	$3,892

	2003
	Q1	Q2	Q3	TOTAL YEAR
Reported Earnings Before Minority Interest and Income Taxes	$1,075	$1,165	$1,292	$3,532
Non-comparable items:
Provision for restructuring/other	26	(6)	55	75
Litigation settlement	(21)	(41)	(4)	(66)

Earnings Before Minority Interest and Income Taxes excluding non-comparable items	$1,080	$1,118	$1,343	$3,541

BRISTOL-MYERS SQUIBB COMPANY
DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS
EXCLUDING NON-COMPARABLE ITEMS

	2002
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Reported Diluted EPS	$0.43	$0.25	$0.17	$0.19	$1.05
Non-comparable items:
Acquired in-process research and development	0.05	—	—	—	0.05
Provision for restructuring/other	0.03	—	0.17	0.03	0.22
Asset impairment charge	—	—	0.12	—	0.13
Gain on sale of businesses/product lines	(0.01)	—	—	—	(0.01)
Tax issues	—	—	(0.12)	—	(0.12)

Diluted EPS excluding non-comparable items*	$0.50	$0.25	$0.34	$0.24	$1.33

	2003
	Q1	Q2	Q3	TOTAL YEAR *
Reported Diluted EPS	$0.39	$0.45	$0.45	$1.30
Non-comparable items:
Provision for restructuring/other	0.01	—	0.02	0.03
Litigation settlement	(0.01)	(0.01)	—	(0.02)

Diluted EPS excluding non-comparable items	$0.39	$0.44	$0.47	$1.31

*
— amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY
DEFERRED REVENUE IMPACT ON GROSS SALES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
($ in millions)

	Q1	Q2	Q3	September Year-to-Date
Glucophage	$32.1	$25.0	$23.5	$80.6
Paraplatin	44.5	—	—	44.5
Serzone	17.2	17.5	7.3	42.0
Plavix	36.8	—	—	36.8
Pravachol	35.3	—	—	35.3
Sustiva	16.2	12.9	—	29.1
Tequin	15.1	11.0	—	26.1
Cefzil	22.0	—	—	22.0
Monopril	20.5	—	—	20.5
Avapro	17.2	—	—	17.2
Videx	7.6	4.2	—	11.8
Glucophage XR	11.3	—	—	11.3
Glucovance	11.0	—	—	11.0
BuSpar	5.4	2.7	0.4	8.5
TAXOL	7.4	—	—	7.4
Zerit	6.8	—	—	6.8
Megace	—	1.0	1.4	2.4

	306.4	74.3	32.6	413.3
Less: Deferred discounts	(10.9)	(5.0)	—	(15.9)

Total Impact on Gross Sales	$295.5	$69.3	$32.6	$397.4	*

*
amount is further reduced by approximately $86 of sales rebate and return accruals to arrive at an impact on net sales of $311.

BRISTOL-MYERS SQUIBB COMPANY
SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
Balance Sheet Items	September 30, 2003	December 31, 2002
Cash and cash equivalents	$4,953	$3,978
Receivables, net of allowances	3,588	2,968
Short-term borrowings	1,288	1,379
Long-term debt	7,421	6,261
Stockholders' equity	$10,065	$8,967

Other Items
Quarterly Dividend (for the three months ended September 30, 2003):	$	..280/share
Gross Margin (for the three months ended September 30, 2003):		64.2%
Capital Expenditures (for the three months ended September 30, 2003):		$201 million

QuickLinks

BRISTOL-MYERS SQUIBB COMPANY SALES FOR THE PERIOD ENDED SEPTEMBER 30, 2003 ($ in millions)
BRISTOL-MYERS SQUIBB COMPANY SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2003 (DOLLARS IN MILLIONS)
BRISTOL-MYERS SQUIBB COMPANY 2003 THIRD QUARTER REVIEW ($ in Million)
BRISTOL-MYERS SQUIBB COMPANY 2003 NINE MONTH REVIEW ($ in Millions)
BRISTOL-MYERS SQUIBB COMPANY WORLDWIDE SALES BY PRODUCT FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003 ($ in millions)
BRISTOL-MYERS SQUIBB COMPANY WORLDWIDE SALES BY PRODUCT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 ($ in millions)
BRISTOL-MYERS SQUIBB COMPANY EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES EXCLUDING NON-COMPARABLE ITEMS
BRISTOL-MYERS SQUIBB COMPANY DEFERRED REVENUE IMPACT ON GROSS SALES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 ($ in millions)
BRISTOL-MYERS SQUIBB COMPANY SELECT ADDITIONAL FINANCIAL INFORMATION